CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 19, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                            Heritage Management, Inc.
             (Exact name of registrant as specified in its charter)

             Nevada                   333-106955              75-2877108
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)

                           1529 East I-30, Suite 104,
                              Garland, Texas 75043
               (Address of principal executive offices (zip code))

                                 (972) 303-0907
              (Registrant's telephone number, including area code)



ITEM  4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 19, 2004 as Heritage Management, Inc.'s independent auditors. Malone & Bailey's report dated February 14, 2003, on Heritage Management, Inc.'s consolidated balance sheet of Heritage Management, Inc. as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of Heritage Management, Inc.'s financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Heritage Management, Inc. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 19, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on August 19, 2004 as Heritage Management, Inc.'s principal accountant to audit the financial statements of Heritage Management, Inc. The decision to change accountants was approved by the Board of Directors.

During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, neither Heritage Management, Inc. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Heritage Management, Inc.'s consolidated financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Heritage Management, Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with Heritage Management, Inc.'s former accountant.

Heritage Management, Inc. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Heritage Management, Inc. with a letter addressed to the Commission containing any new information, clarification of Heritage Management, Inc.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Heritage Management, Inc. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Heritage Management, Inc. that no such letter need be issued.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS


(c) EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Management, Inc.


     By: /s/ E. Lee Murdock
         --------------------------
         E. Lee Murdock
         Chief Executive Office


Dated:  August 19, 2004

Exhibit 16.1



August 19, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:   Heritage Management, Inc.
      Commission File Number 333-106955

We have read the statements that we understand Heritage Management, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.


Very truly yours,

/s/ Malone & Bailey, PLLC
-------------------------
    Malone & Bailey, PLLC